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                                FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 14, 1994




                       First Financial Corporation
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         (Exact name of registrant as specified in its charter)




Wisconsin                    0-11889                39-1471963
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(State or other            (Commission             (IRS Employer
jurisdiction of            File Number)          Identification No.)
incorporation)



1305 Main Street
Stevens Point, Wisconsin                               54481
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(Address of principal executive office)              (Zip Code)


Registrant's telephone number, including area code:     (715) 341-0400
                                                    -------------------


                         Not applicable
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      (Former name or former address, if changed since last report)
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Item 5.    Other Events.

           On April 14, 1994, First Financial Corporation, Stevens Point, Wisconsin ("FFC"), the holding company for First Financial Bank, FSB and First Financial - Port Savings Bank, FSB, issued an earnings release and other financial data for the quarter ended March 31, 1994, a copy of which is attached at Exhibit 99 hereto.


Item 7.    Financial Statements and Exhibits.

           (c)  Exhibit 99:  Earnings Release and other financial
                data of FFC.
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                               SIGNATURES



           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST FINANCIAL CORPORATION
                                       ---------------------------
                                       (Registrant)



                                       By   /s/ Robert M. Salinger
                                           -----------------------
                                           Robert M. Salinger
                                           Secretary and General
                                             Counsel


Dated:  April 14, 1994
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                              EXHIBIT INDEX



EXHIBITS

   99           Earnings Release and other
                financial data of FFC.

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